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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 25, 2007

                             OCEAN SHORE HOLDING CO.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

   United States                       0-51000                    22-3584037
   -------------                       -------                    ----------
(State or other jurisdiction of      (Commission                (IRS Employer
incorporation or organization)       File Number)            Identification No.)

                1001 Asbury Avenue, Ocean City, New Jersey 08226
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (609) 399-0012
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

      On April 25, 2007, Ocean Shore Holding Co. announced its financial results for the quarter ended March 31, 2007. The press release announcing financial results for the quarter ended March 31, 2007 is filed as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

        (d)   Exhibits

              Exhibit 99.1      Press Release Dated April 25, 2007


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    OCEAN SHORE HOLDING CO.



Date:  April 26, 2007           By: /s/ Steven E. Brady
                                    -----------------------
                                    Steven E. Brady
                                    President and Chief Executive Officer